UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2013

CSP Incorporated
(Exact name of the registrant as specified in its charter)

Massachusetts
(State or other jurisdiction of incorporation)

000-10843                                     04-2441294
(Commission File Number) (IRS Employer Identification No.)

43 Manning Road, Billerica, Massachusetts                01821-3901
(Address of principal executive offices)                   (Zip Code)

(978) 663-7598
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01   Results of Operations and Financial Condition.

On January 14, 2013, CSP Inc. (the “Company”) issued a press release, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
Important Information
     The Company intends to file with the Securities and Exchange Commission (“SEC”) and furnish to its stockholders its proxy statement (and related proxy materials) in connection with its solicitation of proxies for use at the Company’s 2013 Annual Meeting of Stockholders.  The Company advises its stockholders to carefully read the Company’s proxy statement (and related proxy materials) when they become available, because they will contain important information, including, without limitation, the identity of the participants in the Company’s solicitation and information relating to the Company’s Board-nominated director candidates, and a description of the direct and indirect interests of such participants.  Stockholders may obtain a free copy of the proxy statement (and related proxy materials) when they become available, as well as all other documents that CSP Inc. files with the SEC, at the SEC’s website at www.sec.gov.  The Company’s proxy statement and such other documents also may be obtained for free from CSP Inc. by contacting our Investor Relations department by calling 978-663-7598 or writing to Investor Relations, CSP Inc., 43 Manning Road, Billerica, Massachusetts.”

Item 9.01   Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release Dated January 14, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSP INC.

Date: January 14, 2013                         By: /s/ Gary W. Levine
Gary W. Levine
Vice President Finance and
Chief Financial Officer